UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 21, 2005
                                                --------------------------------

              Morgan Stanley ABS Capital I Inc. Trust 2005-HE7
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                        (Exact name of issuing entity)

                          Morgan Stanley ABS Capital I Inc.
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            (Exact name of depositor as specified in its charter)

                        Morgan Stanley Mortgage Capital Inc.
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             (Exact name of sponsor as specified in its charter)

        Delaware                 333-121914-15                    13-3939229
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(State or other jurisdiction      (Commission                   (IRS Employer
of incorporation of depositor)    File Number                 Identification No.
                               of issuing entity)               of depositor)

1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices                         of depositor
      (Zip Code of depositor)

Registrant's telephone number, including area code  (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On December 21, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), among the Company, as depositor, JPMorgan Chase Bank, National Association, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, HomEq Servicing Corporation, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, NC Capital Corporation, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, as custodian, and Deutsche Bank National Trust Company, as trustee of Morgan Stanley ABS Capital I Inc. Trust 2005-HE7 Mortgage Pass-Through Certificates, Series 2005-HE7 (the "Certificates").

      The Company is electing to file certain information regarding each of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) as of September 1, 2006, which information is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)   Exhibits

Exhibit 99.1 Schedule of information regarding the Mortgage Loans as of September 1, 2006.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2006                    MORGAN STANLEY ABS CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                              ------------------------------
                                              Name: Steven Shapiro
                                              Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of                                                    Paper (P) or
Regulation S-K                                                     Electronic
Exhibit No.                Description                                 (E)
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99.1                       Schedule of information regarding the       (E)
                           Mortgage Loans as of September 1,
                           2006.